Fleet Status Report

May 2023

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-12

VALARIS

Valaris Limited Fleet Status Report May 1, 2023

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Floaters
•Three-year contract with Petrobras for drillship VALARIS DS-8. The rig is being reactivated for this contract. The total contract value is approximately $500 million, including a $30 million mobilization fee.
•100-day contract with a TotalEnergies affiliate for drillship VALARIS DS-12. The contract is expected to commence in second quarter 2023.
•Priced option exercised by TotalEnergies EP Brasil offshore Brazil for drillship VALARIS DS-15. Following the exercise of this priced option, the rig is expected to be under contract through second quarter 2024. There are no further options remaining under this contract. The operating day rate for the option period, which has an estimated duration of 100 days, is approximately $254,000.

       Jackups
•Two-year contract extension with Harbour Energy in the UK North Sea for standard duty jackup VALARIS 92. The extension period is expected to commence in first quarter 2024 in direct continuation of the existing contract. The operating day rate for the extension period is $95,000, during which the rig is expected to be exclusively undertaking plug and abandonment (P&A) work.
•70-day contract with Beach Energy offshore New Zealand for heavy duty modern jackup VALARIS 107. The contract is expected to commence in third quarter 2023. The total contract value is approximately $26 million.
•One-well contract with NEO Energy in the UK North Sea for heavy duty ultra-harsh environment jackup VALARIS Norway. The contract is expected to commence in July 2023 and has an estimated duration of 20 days. The operating day rate is $105,000.

Rig Sale
•The previously announced sale of 40-year-old standard duty legacy jackup VALARIS 54 for $28.5 million has completed.

New Disclosure: bolded text signifies items that have not previously been disclosed

Valaris Limited Fleet Status Report May 1, 2023

Contract Backlog(1) (2) ($ millions)	2023	2024	2025+	Total	Contracted Days(1) (2)	2023	2024	2025+
Drillships	$483.5	$641.8	$373.7	$1,499.0	Drillships	1,847	1,924	949
Semisubmersibles	122.5	137.6	10.1	270.2	Semisubmersibles	545	606	45
Floaters	$606.0	$779.4	$383.8	$1,769.2	Floaters	2,392	2,530	994

HD - Ultra-Harsh & Harsh	$136.3	$114.7	$26.7	$277.7	HD - Ultra-Harsh & Harsh	1,299	926	206
HD & SD - Modern	150.0	73.3	94.4	317.7	HD & SD - Modern	1,656	853	840
SD - Legacy	30.2	49.3	40.2	119.7	SD - Legacy	399	600	423
Jackups	$316.5	$237.3	$161.3	$715.1	Jackups	3,354	2,379	1,469

Other(3)	$111.9	$112.9	$94.1	$318.9	Other(3)	2,593	3,669	2,722

Total	$1,034.4	$1,129.6	$639.2	$2,803.2	Total	8,339	8,578	5,185

ARO Drilling(4)					Average Day Rates(1) (2)	2023	2024	2025+
Owned Rigs	$164.8	$246.6	$336.3	$747.7	Drillships	$262,000	$334,000	$394,000
Leased Rigs	206.3	352.2	326.2	884.7	Semisubmersibles	225,000	227,000	225,000
Total	$371.1	$598.8	$662.5	$1,632.4	Floaters	$253,000	$308,000	$386,000

					HD - Ultra-Harsh & Harsh	$105,000	$124,000	$130,000
					HD & SD - Modern	91,000	86,000	112,000
					SD - Legacy	76,000	82,000	95,000
					Jackups	$94,000	$100,000	$110,000

(1) Contract backlog, contracted days and average day rates as of May 1, 2023.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of May 1, 2023.
HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron	U.S. GOM	Aug 22	Jul 25		Contract includes MPD services. Additional rate charged when MPD services provided.
VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Jun 23	Dec 24		Contract includes MPD and additional services. Total contract value of $327 million, including an upfront payment of approx. $86 million for mobilization, capital upgrades and a contribution towards reactivation costs. Two priced options each with an estimated duration of 60 days
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	May 22	May 24		Contract includes MPD services. Additional rate charged when MPD services provided. 1-year priced option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies	Brazil	Jun 21 Jan 24	Dec 23 Apr 24	$254,000	Contract includes MPD services. Additional rate charged when MPD services provided.
VALARIS DS-12	DSME 12000	2014	BP Undisclosed TotalEnergies BP	Mauritania/Senegal Angola West Africa Egypt	Apr 22 Mar 23 Jun 23 Oct 23	Feb 23 May 23 Sep 23 Aug 24		Total contract value of $26.2 million Total contract value of $136 million
VALARIS DS-10	Samsung GF12000	2017	SNEPCo	Nigeria	Apr 22 Apr 23	Apr 23 Mar 24	$231,000
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jul 24		Contract includes MPD services. Four 6-month priced options
VALARIS DS-8	Samsung GF12000	2015	Petrobras	Brazil			$428,150	Three-year contract. Plus mobilization fee of approx. $30 million. Contract includes additional services. Rig being reactivated in Spain and is expected to mobilize to Brazil in mid 4Q23
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jul 22	Dec 23		Contract includes MPD and additional services. 6-month priced option
Stacked
VALARIS DS-11	DSME 12000	2013		Spain
VALARIS DS-7	Samsung 96K	2013		Spain
Purchase Options(3)
VALARIS DS-14	DSME 12000			South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000			South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Eni	Mexico	Jan 23	Jul 23	$313,500	Plus mobilization fee of approx. $1.2 million
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Apr 22 Sep 23	Aug 23 Feb 25
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Undisclosed	Australia Australia	Jul 22 Oct 23	Oct 23 Aug 24	Contract suspended. During the contract suspension period, the duration of which is currently unknown, we do not expect a material impact on revenues and earnings. Three priced options each with an estimated duration of 30 days

Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012		U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(4)
VALARIS Norway	KFELS N Class	2011	BP Centrica Storage NEO Energy North Sea Natural Resources	UK UK UK UK	May 22 Feb 23 Jul 23 Aug 23	Jan 23 Jun 23 Aug 23 Oct 23	$105,000 $105,000
VALARIS Stavanger	KFELS N Class	2011	Available	UK
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 249	LT Super Gorilla	2002	OMV Undisclosed	New Zealand Trinidad	Feb 22 Jun 23	Mar 23 Jun 24	$125,000	Plus mobilization fee of $8.5 million and a daily rate of $64,000 while the rig is in transit from New Zealand to Trinidad
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Mar 24
VALARIS 247	LT Super Gorilla	1998	DNO Perenco	UK UK	May 21 Mar 23	Jan 23 Sep 23		One priced option with an estimated duration of 60 days
Stacked
VALARIS Viking	KFELS N Class	2010	Repsol	Norway UK	Jun 22	Jan 23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Harsh Environment(4)
VALARIS 123	KFELS Super A	2019	Kistos ONE-Dyas	Netherlands Netherlands	Nov 22 Mar 23	Mar 23 Sep 23
VALARIS 122	KFELS Super A	2014	Shell	UK	Nov 22 Sep 23	Aug 23 Jan 25		Total contract value of over $60 million based on estimated duration of 500 days
VALARIS 121	KFELS Super A	2013	Harbour Energy Petrofac Shell	UK UK UK	Jul 21 Jul 23 Oct 23	Jan 23 Sep 23 Apr 24		Total contract value of over $25 million. Four priced options
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17 Jul 23	Jul 23 Jul 25	$130,000
Stacked
VALARIS 102	KFELS MOD V-A	2002		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty - Modern(4)
VALARIS 118	LT 240-C	2011	BP	Trinidad	Oct 22 Jul 23	Jun 23 Jan 24		Total contract value of approx. $24 million
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Jun 24
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		Total contract value of approx. $159 million
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24		Two 1-year priced options
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18 Jul 23	Mar 23 Jul 26		Leased to ARO Drilling(5)
VALARIS 107	KFELS MOD V-B	2006	Eni Eni GB Energy Undisclosed Beach Energy	Australia Australia Australia Australia New Zealand	Nov 22 Mar 23 May 23 Jul 23 Aug 23	Mar 23 May 23 Jul 23 Aug 23 Dec 23	$115,000 $126,500 $118,000 $120,000	Total contract value of approx. $26 million
VALARIS 106	KFELS MOD V-B	2005	BP	Indonesia	Jan 18	Jan 24		Seven priced options each with an estimated duration of 90 days
Stacked
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Feb 26		Leased to ARO Drilling(5)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Dec 25		Leased to ARO Drilling(5)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 144	LT Super 116-E	2010	Cantium Cantium Talos	U.S. GOM U.S. GOM U.S. GOM	Dec 22 Apr 23 Jul 23	Mar 23 Jun 23 Sep 23	$80,000 $85,000 $86,900
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25		Leased to ARO Drilling(5)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(5)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15 Feb 24	Oct 23 Feb 29		Leased to ARO Drilling(5)
Stacked
VALARIS 145	LT Super 116-E	2010		U.S. GOM
VALARIS 75	LT Super 116-C	1999		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17 Mar 24	Feb 24 Feb 26	$95,000
VALARIS 72	Hitachi K1025N	1981	Eni	UK	Jan 20	Jun 24
Sold
VALARIS 54	F&G L-780 Mod II-C	1982	Saudi Aramco Sold	Saudi Arabia	Sep 14	Mar 23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report May 1, 2023

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 24
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 24
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2005	LT 116-C		Saudi Arabia				Under construction. Delivery expected in 2023
ARO 2006	LT 116-C		Saudi Arabia				Under construction. Delivery expected in 2023
Changes: bolded rig names and underlined text signify changes in rig status from previous report
(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(4) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(5) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
May 1, 2023

11
1
2
3
5
1
4
12
1
2
1
1
1
2
1
1
Drillship
Semisubmersible
Jackup

Note: Includes eight jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report May 1, 2023

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance of our joint ventures, including our joint venture with Saudi Aramco; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); cybersecurity attacks and threats; impacts and effects of public health crises, pandemics and epidemics, such as the COVID-19 pandemic; future operations; increasing regulatory complexity; targets, progress, plans and goals related to environmental, social and governance (“ESG”) matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our ESG targets, including our Scope 1 emissions intensity reduction target, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, volatility affecting the banking system and financial markets, inflation and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.